UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

SCHEDULE 14A INFORMATION

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ROCKET LAB USA, INC.

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Your Vote Counts! ROCKET LAB USA, INC. 2024 Annual Meeting Vote by June 11, 2024 11:59 PM ET ROCKET LAB USA, INC. 3881 MCGOWEN ST LONG BEACH, CA 90808 V46065-P10533 You invested in ROCKET LAB USA, INC. and it’s time to vote! You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy materials for the stockholder meeting to be held on June 12, 2024. Get informed before you vote View the Notice and Proxy Statement and Annual Report online OR you can receive a free paper or email copy of the material(s) by requesting prior to May 29, 2024. If you would like to request a copy of the material(s) for this and/or future stockholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy. For complete information and to vote, visit www.ProxyVote.com Control # Smartphone users Point your camera here and vote without entering a control number Vote Virtually at the Meeting* June 12, 2024 1:30 PM Pacific Time Virtually at: www.virtualshareholdermeeting.com/RKLB2024 *Please check the meeting materials for any special requirements for meeting attendance.

Vote at www.ProxyVote.com THIS IS NOT A VOTABLE BALLOT This is an overview of the proposals being presented at the upcoming stockholder meeting. Please follow the instructions on the reverse side to vote these important matters. Board Recommends Voting Items 1. Election of Class III Directors For Nominees: To be elected for terms expiring in 2027 01) Lt. Gen. Nina M Armagno (Ret) 02) Peter Beck 2. To ratify the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2024. For 3. To approve, on a non-binding advisory basis, the compensation of our named executive officers disclosed in the accompanying proxy statement. For NOTE: The proxy holders will vote, in their discretion, on any other business as may properly come before the meeting or any adjournments or postponements thereof. Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Delivery Settings”. V46066-P10533